                                                                     Exhibit 4.1

     COMMON STOCK                                COMMON STOCK
-----------------------                      ---------------------
     NUMBER                                      SHARES
IGO
-----------------------                      ---------------------

                              [LOGO OF IGO (TM)]

INCORPORATED UNDER THE LAWS           SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE             AND A STATEMENT AS TO THE RIGHTS,
                                      PREFERENCES, PRIVILEGES AND RESTRICTIONS
                                      ON SHARES

                                       CUSIP 449592 10 4

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR
                              VALUE PER SHARE, OF

                                iGo Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

             /s/ Mick Delargy         SEAL             /s/ Ken Hawk
                 SECRETARY                               PRESIDENT


COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION

TRANSFER AGENT AND REGISTRAR

BY

            AUTHORIZED SIGNATURE
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                            iGo Corporation

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -      as tenants in common
TEN ENT   -      as tenants by the entireties
JT TEN    -      as joint tenants with right of
                 survivorship and not as tenants
                 in common
COM PROP  -      as community property




UNIF GIFT MIN ACT  -  ................. Custodian .................
                           (Cust)                       (Minor)
                      under Uniform Gifts to Minors
                      Act .........................................
                                   (State)
UNIF TRF MIN ACT  -   ............. Custodian (until age ..........)
                           (Cust)
                      ..................... under Uniform Transfers
                           (Minor)
                      to Minors Act ...............................
                                              (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                                    X___________________________________________

                                    X___________________________________________
                               NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed

By____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.